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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               September 22, 2000

                          INTERFOODS OF AMERICA, INC.
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            (Exact name of registrant as specified in this charter)

           Nevada                       000-21093                59-3356011
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

         9400 South Dadeland Boulevard, Suite 720, Miami, Florida 33156
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             (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 670-0746

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Item 1. Changes in control of Registrant.

         Not Applicable.

Item 2. Acquisition or disposition of assets.

         Not Applicable.

Item 3. Bankruptcy or receivership.

         Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

         On September 22, 2000, the Company's Board of Directors approved the retention of Grant Thornton, LLP as the Company's new independent certifying accountants.

Item 5. Other events.

         Not Applicable.

Item 6. Resignation of Registrant's Directors.

         Not Applicable.

Item 7. Financial Statement and Exhibits.

         Not Applicable.

Item 8. Change in Fiscal Year.

         Not Applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERFOODS OF AMERICA, INC.
                                                (Registrant)



                                        By: /s/ ROBERT BERG
                                           -------------------------------------
                                            Robert Berg, Chief Executive Officer

Dated: September 27, 2000

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